Exhibit 99.1

(NYSE: IHR) Westin Bonaventure Hotel - Los Angeles, CA The Charles Hotel - Cambridge, MA

Interstate Hotels & Resorts Global management company with operations in five countries Largest independent hotel management company in North America 266 hotels, resorts, and conference centers More than 60,000 rooms Increased focus on hotel ownership JV interests in 15 hotels 100% ownership in two hotels 30,000 employees worldwide Marriott Moscow Grand - Moscow, Russia Marriott Moscow Grand - Moscow, Russia

Interstate Overview Interstate Overview

IHR Hotel Overview IHR Operated Hotel IHR Corporate Offices Hilton Marriott Starwood Intercontinental Carlson Wyndham Independent Other % 0.277 0.253 0.146 0.128 0.043 0.027 0.082 0.046

Interstate Hotels & Resorts Alternative to brand management Capacity to add management contracts without adding incremental cost Expansive resources will result in state-of-the-art services for hotel owners Global presence enables worldwide expansion worldwide expansion worldwide expansion worldwide expansion worldwide expansion worldwide expansion worldwide expansion worldwide expansion worldwide expansion worldwide expansion worldwide expansion worldwide expansion The Roosevelt Hotel - New York, NY Premier Independent Hotel Management Company

BridgeStreet Worldwide Wholly owned subsidiary of Interstate Hotels & Resorts, offering fully furnished one-, two- and three- bedroom apartments for stays of 30+ days Offers approximately 9,000 corporate apartments including network of Global Partners 15 regional offices in the U.S., plus London and Paris 320 associates worldwide 19 Global Partners in 30 markets 2005 revenues of $120.5M Top clients Accenture Motorola KPMG Lehman Brothers CSFB CSFB CSFB CSFB CSFB CSFB CSFB CSFB CSFB CSFB CSFB CSFB CSFB CSFB CSFB CSFB CSFB CSFB CSFB CSFB London, England

Financial Highlights 2004 (actual) 2005 (actual) 2006 (forecast) Revenue* $189M $222M $252M Adjusted EBITDA, excluding non recurring items, special charges and discontinued operations** $27.9M $37.1M $48M Net Income $(5.7)M $12.9M $11.8M EPS $(.19) $.42 $.38 Adjusted Net Income, excluding non recurring items, special charges and discontinued operations** $9.3M $13.8M $16.9M Adjusted EPS, excluding non recurring items, special charges and discontinued operations** $.30 $.45 $.54 *Revenue presented excludes other revenue from managed properties (reimbursable costs) ** See exhibit 99.2 for a reconciliation of the Non-GAAP Financial measures for the periods presented. For a full disclosure on the use of Non-GAAP Financial measures see the fourth quarter earnings release furnished to the SEC on February 22, 2006 and first-quarter earnings release furnished to the SEC on May 3, 2006.

Financial Highlights Adjusted EBITDA and certain cash related items 2005 (actual) 2006 (forecast) Adjusted EBITDA, excluding non recurring items, special charges and discontinued operations** $37.1M $48.0M Cash Interest $(7.1)M $(7.3)M Principal Amortization $(5.0)M $(5.0)M Cash Taxes $(1.4)M $(1.5)M Capital Expenditures, excluding hotel acquisitions $(3.5)M $(6.5)M $20.1M $27.7M ** See exhibit 99.2 for a reconciliation of Non-GAAP Financial measures for the periods presented. For a full disclosure on the use of Non-GAAP Financial measures see the fourth quarter earnings release furnished to the SEC on February 22, 2006 and first-quarter earnings release furnished to the SEC on May 3, 2006.

Capital Structure (as of March 31, 2006) $99M senior secured credit facility $44M term loan $55M revolver Average cost of debt • 8.6% Market Capitalization: Market Capitalization: Market Capitalization: Market Capitalization: Debt Maturity Rate Sr Term Loan $44.3M Jan 2008 LIBOR + 450 Sr Revolver $16.7M Jan 2008 LIBOR + 325 Mortgage Debt $19.0M Mar 2008 LIBOR + 225 Total Debt $79.8M Equity Market Cap ($6.40 on May 19, 2006) $197.1M Total Capitalization $276.9M Projected Adjusted EBITDA $48M Adjusted EBITDA Multiple 5.8x

Market Opportunity-Upper Upscale RevPAR Upper Upscale RevPAR expected to surpass 2000 levels by 2006 Source: PricewaterhouseCoopers, Smith Travel Research

Market Opportunity - Overall Industry Supply and Demand Demand expected to continue to outpace supply in 2006 Source: Smith Travel Research, PricewaterhouseCoopers Source: PricewaterhouseCoopers, Smith Travel Research

RECENT TRANSACTIONS

WHOLE OWNERSHIP

Recent Transactions Acquisition of Owned Hotel Hilton Concord 329-room hotel in San Francisco, Calif., East Bay area Acquired February 2005 $29.2M purchase price; $19M mortgage Provides superior return on equity due to elimination of management fee Hilton Concord - Concord, CA

Recent Transactions Sale of Owned Hotel Residence Inn Pittsburgh 100% ownership Sold September 2005 $11.0M sale price $2.5M gain on sale $2.5M gain on sale $2.5M gain on sale $2.5M gain on sale $2.5M gain on sale $2.5M gain on sale $2.5M gain on sale Residence Inn, Pittsburgh - Pittsburgh, PA Residence Inn, Pittsburgh - Pittsburgh, PA

Recent Transactions Acquisition of Owned Hotel Hilton Durham 195-room hotel in Durham, NC, proximate to Duke University Acquired November 2005 $13.3M net purchase price with cash and availability on senior credit facility Renovation and repositioning opportunity expected to yield strong IRR Hilton Durham - Durham, NC Hilton Durham - Durham, NC

JOINT VENTURES & INVESTMENTS

Recent Transactions Sale of Joint Venture Investment Sale of Joint Venture Investment Hilton San Diego Gaslamp 17% equity ownership Sold January 2005 $3.7M gain on sale $1.0M original investment Hilton San Diego Gaslamp - San Diego, CA

Recent Transactions Investment in Mgmt Contract Sheraton Myrtle Beach Convention Center Hotel $1.9M total investment : $1.0M investment (key money) $0.9M interest bearing promissory note Commenced management in September 2005 10-year management contract $500K+ annualized management fees Sheraton Myrtle Beach - South Carolina

Recent Transactions Sale of Joint Venture Investment Marriott Residence Inn Houston 25% equity ownership Sold December 2005 $1.1M gain on sale Retained management contract Marriott Residence Inn - Houston, TX Marriott Residence Inn - Houston, TX

THIRD PARTY MANAGEMENT

Recent Transactions New Management Contract The Claremont Resort & Spa Manage 22 hotels for CNL Hospitality Commenced management in July 2005 18 month contract $1M+ annualized management fees Claremont Resort & Spa - Berkeley, CA

Recent Transactions New Management Contract Residence Inn Times Square Manage four hotels for ownership New construction Opened December 2005 Managed all pre-opening activities 20 year contract $500K+ annualized management fees Residence Inn Times Square, New York, NY

Recent Transactions New Management Contract Hilton Times Square Manage 52 for Sunstone Hotel Investors, Inc. (NYSE: SHO) Commenced management March 2006 Nine year contract $500K+ annualized management fees management fees management fees management fees management fees management fees management fees management fees management fees Hilton Times Square, New York, NY

GROWTH STRATEGY

Growth Strategy 2005 RevPAR increased 10.7% over 2004, resulting mostly from increase in ADR. 2006 RevPAR is forecast to increase 7.5% to 9.5% Increase in base management fees ^ Interstate receives a portion of every incremental dollar of gross hotel revenue, whether from increase in ADR or occupancy Increase in incentive fees ^ Increase in ADR will drive incentive fee growth ^ 2005 incentive fees $14.3M, up $4.1M over 2004 ^ 2006 estimated incentive fees of $11 - 13 million ^ Incremental $1M in EBITDA from incentive fees adds $0.02 to EPS BridgeStreet ^ Significant profit improvement in 2005, strong results expected again in 2006 Organic Growth

Growth Strategy Investment Options Joint venture partners Opportunity fund partners 100% ownership Elimination of management fees provides for enhanced returns Increasing Real Estate Holdings Embassy Suites Center City - Philadelphia, PA

Growth Strategy Joint Venture Investment Criteria $20M to $50M target acquisition price 10% to 25% equity investment 60% to 75% leverage through non-recourse financing Above market management contract Located in top 50 MSAs Will benefit from Interstate's added value Operational/marketing expertise Economies of scale Re-branding capabilities Product repositioning Increasing Real Estate Holdings

Growth Strategy: Acquisition Criteria - 100% ownership $15M to $40M target acquisition price 200 to 400 rooms Full-service hotels including Hilton, Marriott, Westin and Sheraton brands Select-service hotels including Residence Inn, Hilton Garden Inn and Homewood Suites brands Hotels with repositioning opportunities Underperforming hotels where intensive management, selective capital improvements and re-branding can create incremental value 60% to 75% leverage through non-recourse financing Increasing Real Estate Holdings

Example: $20M Whole Ownership Acquisition* (In thousands, except ROE) * This chart is meant to be illustrative of a theoretical acquisition. There can be no assurance that such investments can be sourced or, if they are, that these financial results will be achieved. Stabilized Acquisition Price $ 20,000 Cap Ex 1,500 Total Acquisition 21,500 Debt (70%) 15,000 Equity 6,500 Total Acquisition 21,500 Net Operating Income 1,900 Less: Debt Service (950) Addback: Mgmt Fee 150 1,100 ROE 17% ROE (excluding management fee addback) 15%

Example: $20M Joint Venture, 15% Ownership (In thousands, except ROE) * This chart is meant to be illustrative of a theoretical acquisition. There can be no assurance that such investments can be sourced or, if they are, that these financial results will be achieved. Total JV IHR Share Acquisition Price $ 20,000 Cap Ex 1,500 Total Acquisition 21,500 Debt (70%) 15,000 Equity 6,500 975 975 Total Acquisition 21,500 975 975 Net Operating Income 1,900 285 285 Less: Debt Service (950) (143) (143) 950 142 142 Management Fees 150 150 Total IHR Mgmt Fees & Real Estate 292 292 ROE 30% 30%

Investment Highlights In third year of lodging recovery Strong RevPAR growth drives higher base and incentive management fees Strategic growth through acquisitions Experienced senior management team Laguna Cliffs Marriott Resort - Dana Point, CA Laguna Cliffs Marriott Resort - Dana Point, CA